UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 15, 2021

CBL & ASSOCIATES PROPERTIES, INC.

CBL & ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
Delaware	333-182515-01	62-1542285
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421-6000

(Address of principal executive office, including zip code)

423-855-0001

(Registrant's telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CBLAQ	*
7.375% Series D Cumulative Redeemable Preferred Stock, $0.01 par value	CBLDQ	*
6.625% Series E Cumulative Redeemable Preferred Stock, $0.01 par value	CBLEQ	*

*On November 2, 2020, the NYSE announced that (i) it had suspended trading in the Company’s stock and (ii) it had determined to commence proceedings to delist the Company’s common stock, as well as the depositary shares each representing a 1/10th fractional share of the Company’s 7.375% Series D Cumulative Redeemable Preferred Stock (“Series D Preferred Stock”) and the depositary shares each representing a 1/10th fractional share of the Company’s 6.625% Series E Cumulative Redeemable Preferred Stock (“Series E Preferred Stock”), due to such securities no longer being suitable for listing based on “abnormally low” trading price levels, pursuant to Section 802.01D of the NYSE Listed Company Manual.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 Regulation FD Disclosure

As previously disclosed, beginning on November 1, 2020, CBL & Associates Properties, Inc. (the “REIT”), CBL & Associates Limited Partnership (the “Operating Partnership”), the majority owned subsidiary of the REIT (collectively, the Operating Partnership and the REIT are referred to as the “Company”), and certain of its direct and indirect subsidiaries filed voluntary petitions (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). During the pendency of the Chapter 11 Cases, the Company is operating its business as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

Also as previously disclosed, on March 21, 2021, the Company entered into the First Amended and Restated Restructuring Support Agreement (the “Amended RSA”), with certain beneficial owners and/or investment advisors or managers of discretionary funds, accounts or other entities for the holders or beneficial owners in excess of 69.5% of the aggregate principal amount of the Operating Partnership’s 5.25% senior unsecured notes due 2023, 4.60% senior unsecured notes due 2024 and 5.95% senior unsecured notes due 2026 and certain lenders party to the Company’s Credit Agreement, dated as of January 30, 2019 (the “Bank Credit Agreement”) who hold in the aggregate in excess of 96.6% of the aggregate outstanding principal amount of debt under the Bank Credit Agreement. Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings given to them in the Amended RSA or the plan term sheet attached as Exhibit B to the Amended RSA, as applicable.

On April 15, 2021, the Company filed an amended Chapter 11 plan of reorganization (the “Proposed Plan”) and accompanying disclosure statement (the “Proposed Disclosure Statement”) with the Bankruptcy Court to implement the Restructuring Transactions. Copies of the Proposed Plan and the Proposed Disclosure Statement are attached as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The Company intends to seek the Bankruptcy Court’s approval of the Proposed Disclosure Statement and confirmation of the Proposed Plan. There can be no assurances that the Company will obtain the Bankruptcy Court’s approval of the Proposed Disclosure Statement and/or confirmation of the Proposed Plan, or that if the Proposed Plan is approved, that the reorganization of the Company will be successfully implemented as contemplated by the Proposed Plan. This Current Report on Form 8-K is not a solicitation of votes to accept or reject the Proposed Plan or an offer to sell or exchange securities of the Company. Any solicitation of votes or offer to sell or exchange or solicitation of an offer to buy or exchange any securities of the Company will be made only pursuant to and in accordance with the Proposed Disclosure Statement following approval by the Bankruptcy Court. The Proposed Disclosure Statement does not constitute legal, business, financial or tax advice.

The information disclosed in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing.

This communication contains forward-looking statements, including, in particular, statements about the terms and the provisions of the Proposed Plan and the contemplated chapter 11 reorganization. These statements are based on the Company’s current assumptions, expectations and projections about future events. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that the expectations will prove to be correct.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable

(b)	Pro Forma Financial Information

Not applicable

(c)	Shell Company Transactions

Not applicable

(d)	Exhibits

Exhibit Number	Description
99.1	Proposed Amended Chapter 11 Plan of Reorganization, dated as of April 15, 2021.
99.2	Proposed Disclosure Statement, dated as of April 15, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana Khaleel

Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

CBL & ASSOCIATES LIMITED PARTNERSHIP

By: CBL HOLDINGS I, INC., its general partner

/s/ Farzana Khaleel

Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

Date: April 16, 2021